UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 5, 2019 (December 2, 2019)

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 475
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 985-9904
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement

TEP Amendment

On December 2, 2019, a wholly owned subsidiary (the "TEP Borrower") of Sunnova Energy International Inc., a Delaware corporation (the "Company"), entered into that certain First Amendment to the Credit Agreement (the "TEP Amendment"), which amends that certain Credit Agreement, dated as of September 6, 2019 (the "TEP Credit Agreement"), by and among the TEP Borrower, certain other subsidiaries of the Company, Credit Suisse AG, New York Branch, as agent, and the lenders and other financial institutions party thereto.

The TEP Amendment amended the TEP Credit Agreement to, among other things, (i) modify borrowing base eligibility criteria for certain solar assets relating to the timing of the expected first payments from such solar assets, (ii) modify the calculation of the amount required to be deposited into the liquidity reserve account, (iii) delay the application of concentration limits for an additional 90 days, (iv) temporarily increase the borrowing base applied to certain solar assets and (v) include additional provisions regarding qualified financial contract rules.

SLA Amendment

On December 4, 2019, a wholly owned subsidiary (the "SLA Borrower") of the Company entered into that certain Amendment No. 3 to the Amended and Restated Credit Agreement (the "SLA Amendment"), which amends that certain Amended and Restated Credit Agreement, dated as of March 27, 2019 (the "SLA Credit Agreement"), by and among the SLA Borrower, certain other subsidiaries of the Company, Credit Suisse AG, New York Branch, as agent, and the lenders and other financial institutions party thereto.

The SLA Amendment amended the SLA Credit Agreement to, among other things, (i) modify the calculation of the amount required to be deposited into the liquidity reserve account, (ii) increase the advance rate applied to certain solar loans relating to property located in a state of the United States, (iii) temporarily increase the advance rate applied to certain solar loans for which the underlying solar equipment is not yet installed, (iv) include additional provisions regarding qualified financial contract rules and (v) increase the interest rate payable thereunder to adjusted LIBOR plus either 2.35% or 3.35% per annum depending on the date of the most recent takeout transaction in respect of assets securing the SLA Credit Agreement.

The foregoing descriptions of the TEP Amendment and the SLA Amendment are qualified in their entirety by reference to the full text of the TEP Amendment and the SLA Amendment, copies of which the Company plans to file as exhibits to its Annual Report on Form 10-K for the year ending December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: December 5, 2019	By:	/s/ Walter A. Baker
Walter A. Baker
Executive Vice President, General Counsel and Secretary